UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2005 (April 15, 2005)

LIFEPOINT HOSPITALS, INC.

(formerly Lakers Holding Corp.)
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-119929 (Commission File Number)	20-1538254 (IRS Employer Identification No.)

103 Powell Court, Suite 200 Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)

(615) 372-8500
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-23.1 CONSENT OF ERNST & YOUNG LLP
EX-99.4 PRO FORMA FINANCIAL INFORMATION

LifePoint Hospitals, Inc. (formerly Lakers Holding Corp.) (the “Company”) filed a Current Report on Form 8-K, dated April 15, 2005, to report the Company’s acquisition of all of the outstanding capital stock of each of Historic LifePoint Hospitals, Inc. and Province Healthcare Company. This Amendment No. 1 to the Current Report on Form 8-K for the Company is being filed to provide Financial Statements and Pro Forma Financial Information required by Item 9.01.

Item 9.01.      Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Consolidated Financial Statements of Province Healthcare Company as of December 31, 2004 and 2003, and for each of the years ended December 31, 2004, 2003 and 2002, are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information required by this item is included as Exhibit 99.4 hereto.

(c)	Exhibits.

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of August 15, 2004, by and among LifePoint Hospitals, Inc., Lakers Holding Corp., Lakers Acquisition Corp., Pacers Acquisition Corp. and Province Healthcare Company (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 filed by Lakers Holding Corp. on February 18, 2005 under the Securities Act of 1933, as amended, File Number 333-119929).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of January 25, 2005, by and among LifePoint Hospitals, Inc., Lakers Holding Corp., Lakers Acquisition Corp., Pacers Acquisition Corp. and Province Healthcare Company (incorporated by reference to Exhibit 2.2 to the Registration Statement on Form S-4 filed by Lakers Holding Corp. on February 18, 2005 under the Securities Act of 1933, as amended, File Number 333-119929).

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated as of March 15, 2005, by and among LifePoint Hospitals, Inc., Lakers Holding Corp., Lakers Acquisition Corp., Pacers Acquisition Corp. and Province Healthcare Company (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc. on March 16, 2005).

3.1	Amended and Restated Certificate of Incorporation of LifePoint Hospitals, Inc. (formerly Lakers Holding Corp.) (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-8 filed by LifePoint Hospitals, Inc. dated April 15, 2005, File Number 333-124151).

3.2	Amended and Restated By-Laws of LifePoint Hospitals, Inc. (formerly Lakers Holding Corp.) (formerly Lakers Holding Corp.) (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-8 filed by LifePoint Hospitals, Inc. dated April 15, 2005, File Number 333-124151).

4.1	Form of Specimen Stock Certificate of LifePoint Hospitals, Inc. (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-4 filed by Lakers Holding Corp. on February 18, 2005 under the Securities Act of 1933, as amended, File Number 333-119929).

4.2	Rights Agreement, dated as of April 15, 2005, by and between LifePoint Hospitals, Inc. (formerly Lakers Holding Corp.) and National City Bank, as Rights Agent (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8 filed by LifePoint Hospitals, Inc. dated April 15, 2005, File Number 333-124151).

4.3	Supplemental Indenture, dated as of April 15, 2005, by and among Historic LifePoint Hospitals, Inc., LifePoint Hospitals, Inc. and U.S. Bank National Association (as successor in interest to

Exhibit
Number	Description
National City Bank), as trustee, to the Indenture dated as of May 22, 2002 relating to Historic LifePoint Hospitals, Inc.’s 4 1/2% Convertible Subordinated Notes due 2009 (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc. dated April 15, 2005).

4.4	Supplemental Indenture, dated as of April 15, 2005, by and among Province Healthcare Company, LifePoint Hospitals, Inc. and U.S. Bank National Association (as successor in interest to National City Bank), as trustee, to the Indenture dated as of November 20, 2000 relating to Province Healthcare Company’s 4 1/2% Convertible Subordinated Notes due 2005 (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc. dated April 15, 2005).

4.5	Supplemental Indenture, dated as of April 15, 2005, by and among Province Healthcare Company, LifePoint Hospitals, Inc. and U.S. Bank National Association (as successor in interest to National City Bank), as trustee, to the Indenture dated as of October 10, 2001 relating to Province Healthcare Company’s 4 1/4% Convertible Subordinated Notes due 2008 (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc. dated April 15, 2005).

10.1	Credit Agreement, dated as of April 15, 2005, among Lakers Holding Corp. (to be renamed LifePoint Hospitals, Inc.), as borrower, the lenders referred to therein, Citicorp North America, Inc., as administrative agent, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc. dated April 15, 2005).

23.1	Consent of Ernst & Young LLP.

99.1	Press release (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc. dated April 15, 2005).

99.2	Notice of Full Redemption, dated April 15, 2005, to the Holders of Province Healthcare Company’s 4 1/2% Convertible Subordinated Notes due 2005 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc. dated April 15, 2005).

99.3	Financial Information of Province Healthcare Company (incorporated by reference to Province Healthcare Company’s Annual Report on Form 10-K for the year ended December 31, 2004).

99.4	Pro Forma Financial Information.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.
	By:	/s/ Michael J. Culotta
		Name:	Michael J. Culotta
Date: April 20, 2005		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Agreement and Plan of Merger, dated as of August 15, 2004, by and among LifePoint Hospitals, Inc., Lakers Holding Corp., Lakers Acquisition Corp., Pacers Acquisition Corp. and Province Healthcare Company (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 filed by Lakers Holding Corp. on February 18, 2005 under the Securities Act of 1933, as amended, File Number 333-119929).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated as of January 25, 2005, by and among LifePoint Hospitals, Inc., Lakers Holding Corp., Lakers Acquisition Corp., Pacers Acquisition Corp. and Province Healthcare Company (incorporated by reference to Exhibit 2.2 to the Registration Statement on Form S-4 filed by Lakers Holding Corp. on February 18, 2005 under the Securities Act of 1933, as amended, File Number 333-119929).

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated as of March 15, 2005, by and among LifePoint Hospitals, Inc., Lakers Holding Corp., Lakers Acquisition Corp., Pacers Acquisition Corp. and Province Healthcare Company (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc. on March 16, 2005).

3.1	Amended and Restated Certificate of Incorporation of LifePoint Hospitals, Inc. (formerly Lakers Holding Corp.) (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-8 filed by LifePoint Hospitals, Inc. dated April 15, 2005, File Number 333-124151).

3.2	Amended and Restated By-Laws of LifePoint Hospitals, Inc. (formerly Lakers Holding Corp.) (formerly Lakers Holding Corp.) (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-8 filed by LifePoint Hospitals, Inc. dated April 15, 2005, File Number 333-124151).

4.1	Form of Specimen Stock Certificate of LifePoint Hospitals, Inc. (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-4 filed by Lakers Holding Corp. on February 18, 2005 under the Securities Act of 1933, as amended, File Number 333-119929).

4.2	Rights Agreement, dated as of April 15, 2005, by and between LifePoint Hospitals, Inc. (formerly Lakers Holding Corp.) and National City Bank, as Rights Agent (incorporated by reference to Exhibit 4.2 to the Registration Statement on Form S-8 filed by LifePoint Hospitals, Inc. dated April 15, 2005, File Number 333-124151).

4.3	Supplemental Indenture, dated as of April 15, 2005, by and among Historic LifePoint Hospitals, Inc., LifePoint Hospitals, Inc. and U.S. Bank National Association (as successor in interest to National City Bank), as trustee, to the Indenture dated as of May 22, 2002 relating to Historic LifePoint Hospitals, Inc.’s 4 1/2% Convertible Subordinated Notes due 2009 (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc. dated April 15, 2005).

4.4	Supplemental Indenture, dated as of April 15, 2005, by and among Province Healthcare Company, LifePoint Hospitals, Inc. and U.S. Bank National Association (as successor in interest to National City Bank), as trustee, to the Indenture dated as of November 20, 2000 relating to Province Healthcare Company’s 4 1/2% Convertible Subordinated Notes due 2005 (incorporated by reference to Exhibit 4.4 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc. dated April 15, 2005).

4.5	Supplemental Indenture, dated as of April 15, 2005, by and among Province Healthcare Company, LifePoint Hospitals, Inc. and U.S. Bank National Association (as successor in interest to National City Bank), as trustee, to the Indenture dated as of October 10, 2001 relating to Province Healthcare Company’s 4 1/4% Convertible Subordinated Notes due 2008 (incorporated by reference to Exhibit 4.5 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc. dated April 15, 2005).

10.1	Credit Agreement, dated as of April 15, 2005, among Lakers Holding Corp. (to be renamed LifePoint Hospitals, Inc.), as borrower, the lenders referred to therein, Citicorp North America, Inc., as administrative agent, Bank of America, N.A., CIBC World Markets Corp., SunTrust Bank, UBS Securities LLC, as co-syndication agents and Citigroup Global Markets Inc., as sole lead arranger and sole bookrunner (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc. dated April 15, 2005).

Exhibit
Number	Description
23.1	Consent of Ernst & Young LLP.

99.1	Press release (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc. dated April 15, 2005).

99.2	Notice of Full Redemption, dated April 15, 2005, to the Holders of Province Healthcare Company’s 4 1/2% Convertible Subordinated Notes due 2005 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by LifePoint Hospitals, Inc. dated April 15, 2005).

99.3	Financial Information of Province Healthcare Company (incorporated by reference to Province Healthcare Company’s Annual Report on Form 10-K for the year ended December 31, 2004).

99.4	Pro Forma Financial Information.